Exhibit 99.1
2010 First Quarter Investor Call May 4, 2010

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena, and acts of sabotage, wars or terrorist activities; economic conditions, including the current recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; the credit quality and/or inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor's relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of continued disruptions in US credit markets; financial restrictions under Oncor's revolving credit facility and indentures governing its debt instruments; Oncor's ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor's ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is located on Oncor's website, www.oncor.com, under the 'News' tab in the Investor Information section, and also filed with the SEC.

Today's Agenda First Quarter 2010 Review Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

First Quarter 2010 Operational Highlights Advanced Metering Initiative State-wide web portal launched providing access to energy usage data in 15-min increments Allows customers direct access to usage data ~185K meters installed in first quarter and over 900k total meters installed at end of April 2010 CREZ 9 of 14 CCN's have been approved 10th CCN filed May 3rd; remaining 4 CCN's to be filed between June and September $159M spent on CREZ through end March 2010 On time completion of projects expected

Today's Agenda First Quarter 2010 Review Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Cold Weather Drove Residential Volumes But Underlying C&I Trends Suggest Some Economic Recovery Residential GWH Billed Q1 '09 vs. Q1 '10 Q1 '09 Q1 '10 9133 11057 Large C&I Billed MW Demand (Avg) 1,2 Q1 '09 vs. Q1 '10 Q1 '09 Q1 '10 14648 14716 Electricity Distribution Points of Delivery Q1 '09 vs. Q1 '10; thousands of meters Large C&I Actual MW Demand (Avg) 1,2 Q1 '09 vs. Q1 '10 Q1 '09 Q1 '10 17133 16696 1 C&I stands for Commercial and Industrial. 2 Q1 '09 as adjusted Q1 '09 Q1 '10 3128 3154 0.8% 2.6% 21.1% 0.5%

Summary of Financial Results1 Adjusted Net Income Q1 '09 vs. Q1 '10; $ millions Q1 '09 Q1 '10 51 73 Adjusted Operating Revenues Q1 '09 vs. Q1 '10; $ millions Q1 '09 Q1 '10 583 662 PP&E, net Q1 '09 vs. Q1 '10; $ millions Q1 '09 Q1 '10 8738 9312 Operating Cash Flow 2 Q1 '09 vs. Q1 '10; $ millions Q1 '09 Q1 '10 105 155 1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger. 2 Cash provided by operating activities, as adjusted by footnote 1. 43.1% 47.6% 13.6% 6.6%

Credit Metrics Remain Strong Supported by Robust Cash Flows Q1 '09 Q1 '10 266 339 EBITDA Q1 '09 vs. Q1 '10; $ millions EBITDA/Cash Interest TME 3/31/09 vs. TME 3/31/10; Ratio TME 3/31/09 TME 3/31/10 4.3 4.4 Debt/EBITDA TME 3/31/09 vs. TME 3/31/10; Ratio TME 3/31/09 TME 3/31/10 3.9 3.9 Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger. 27.4%

Oncor Maintains Ample Liquidity Revolver Capacity Borrowings Lehman Unfunded Commitment Effective Remaining Capacity Cash Total Available Liquidity 1244 1122 1122 2000 756 122 1122 23 1145 $2.0 billion Secured Revolving Credit Facility Balances at March 31, 2010; $ millions 2,000 756 122 1,122 23 1,145 Rating Outlook Moody's Baa1 Stable Standard & Poor's BBB+ Stable Fitch Ratings BBB Stable 2010 2011 2012 2013 2014 2015 2016 2017 2018 Maturity 700 650 500 550 Solid Credit Ratings at Oncor No Maturities in Near Term Excludes transition bond debt Oncor's $2.0 billion Credit Facility matures in 2013

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (GAAP) Long-term debt (including current portion) plus bank loans and commercial paper. Adjusted Net Income (non-GAAP) Net income less effects of purchase accounting (including goodwill adjustments) and Transition Bond Company. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and provisions in lieu of income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q1 09 Q1 10 Net Income - Oncor 58 79 Less: Net Income - BondCo - - Less: Effects of fair value accounting (after-tax) (7) (6) Less: Write-off of Regulatory Assets (after-tax) - - Less: Adjustment of Goodwill Liability - - Adjusted Net Income, excluding BondCo 51 73 Table 1: Oncor Net Income Reconciliation Quarter Ended March 31, 2009 and 2010 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended March 31, 2009 and 2010 $ millions Q1 09 Q1 10 Operating Revenues - Oncor 614 703 Less: Operating Revenues - BondCo (31) (41) Operating Revenues, excluding BondCo 583 662

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended March 31, 2009 and 2010 $ millions Q1 09 Q1 10 Operating Cash Flow - Oncor 129 186 Less: Operating Cash Flow - BondCo (24) (31) Operating Cash Flow, excluding BondCo 105 155

Table 4: Oncor EBITDA Reconciliation Quarter Ended March 31, 2009 and 2010 $ millions Q1 09 Q1 10 Net Income - Oncor 58 79 Plus: Depreciation & Amortization - Oncor 126 166 Plus: Provision in lieu of Income Taxes - Oncor 37 48 Plus: Interest Expense - Oncor 86 86 Equals: EBITDA - Oncor, including BondCo 307 379 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (20) (31) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (11) (10) Effects of fair value accounting (10) (9) Regulatory Asset Amortization - 10 Adjustment of Goodwill Liability - - EBITDA, excluding BondCo 266 339

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended March 31, 2009 and 2010 $ millions 3/31/09 3/31/10 Net Income - Oncor (513) 341 Plus: Depreciation & Amortization - Oncor 497 597 Plus: Provision in lieu of Income Taxes - Oncor 210 184 Plus: Interest Expense - Oncor 327 346 Equals: EBITDA - Oncor, including BondCo 521 1,468 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (92) (115) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (45) (41) Effects of Goodwill Valuation 860 - Effects of fair value accounting (pre-tax) (42) (37) Write off of Regulatory Assets (pre-tax) - 25 Regulatory Asset Amortization - 22 Adjustment of Goodwill Liability - (10) EBITDA, excluding BondCo 1,202 1,312

Table 6: Oncor Total Debt Reconciliation As of March 31, 2009 and 2010 $ millions 3/31/09 3/31/10 Short-term debt- Oncor 397 756 Long-term debt due currently - Oncor 104 109 Long-term debt, less due currently - Oncor 5,078 4,972 Total debt - Oncor, including BondCo 5,579 5,837 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (104) (109) Long-term debt, less due currently - BondCo (751) (643) Fair value adjustment - BondCo 8 5 Total Debt, excluding BondCo 4,732 5,090

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended March 31, 2009 and 2010 $ millions 3/31/09 3/31/10 Ref Source Interest expense and related charges - Oncor 327 346 Amortization of debt fair value discount - Oncor (3) (3) Amortization of debt discount - Oncor (6) (7) AFUDC - Oncor 6 2 Cash interest expense - Oncor 324 338 Less: Interest expense - BondCo (45) (41) Cash interest expense, excluding BondCo 279 297 A EBITDA, excluding BondCo 1,202 1,312 B Table 5 Total Debt, excluding BondCo 4,732 5,090 C Table 6 EBITDA/Interest - ratio (B / A) 4.3x 4.4x Debt/EBITDA - ratio (C / B) 3.9x 3.9x